Exhibit 10.20
-------------
                  TECHNOLOGY TRANSFER AND ASSIGNMENT AGREEMENT
                               AND MUTUAL RELEASE

         THIS TECHNOLOGY TRANSFER AND ASSIGNMENT AGREEMENT AND MUTUAL RELEASE ("Agreement") is made effective as of the 10th day of October, 2006 by and among VIDEOLOCITY INTERNATIONAL, INC. ("Assignee"), Robert Holt ("Holt"), Daniel Osorio ("Osorio"), and E. Oliver Capital Group, LLC ("EOCG"), EOCG Media, LLC ("EOCG Media"), EOCG Media Ltd. ("EOCG Media Ltd"), and Gilbert R. Armenta ("Armenta"). EOCG, EOCG Media, EOCG Media Ltd and Armenta, together with any affiliate thereof, individually, an "Assignor" and, collectively, and jointly and severally, "Assignors"). All of the foregoing parties may also be referred to herein collectively as the "Parties."

                                    RECITALS

         A. Each of Assignee, EOCG and EOCG Media previously entered into that certain Sale and Joint Venture Agreement (the "Sale Agreement");

         B. Each of Assignee and EOCG previously entered into that certain Limited Liability Company Operating Agreement of EOCG Media, LLC (the "Operating Agreement");

         C. Pursuant to the Sale Agreement and the Operating Agreement, Assignee agreed to contribute the Intellectual Property Technology (as that term is defined below) to EOCG Media, and/or certain of its affiliates, in exchange for certain monies to be paid and obligations to be performed by EOCG Media to Assignee and for certain other monies to be paid and obligations to be performed by EOCG to EOCG Media in connection with the operation and deployment related to Intellectual Property Technology (such transactions as contemplated by the Sale Agreement, Operating Agreement and Transfer Agreements (as such term is defined below) are referred to herein as the "JV Transaction");

         D. In connection with the JV Transaction, Assignee, EOCG, EOCG Media, and/or EOCG Media Ltd, variously entered into certain agreements, including without limitation that certain Assignment regarding U.S. patent application File No. 1051.2.1 by and between Assignee and EOCG Media, that certain Assignment regarding European patent application File No. 1051.2.1EPO by and between Assignee and EOCG Media Ltd, that certain Assignment of Videolocity U.S. Trademark by and between Assignee and EOCG Media, that certain Assignment of DES Canadian Trademark by and between Assignee and EOCG Media Ltd, that certain Assignment of DES U.S. Trademark by and between Assignee and EOCG Media, that certain Assignment of Videolocity (and Design) U.S. Trademark by and between Assignee and EOCG Media, that certain Assignment of Videolocity Canadian Trademark by and between Assignee and EOCG Media Ltd, that certain Assignment of Videolocity European Trademark by and between Assignee and EOCG Media Ltd, that certain Assignment of Videolocity Japan Trademark by and between Assignee and EOCG Media Ltd, and that certain Assignment of Videolocity TV U.S. Trademark by and between Assignee and EOCG Media (such agreements together with the Sale Agreement and Operating Agreement and any other documents, instruments and agreements, written or oral, relating to the transfer, sale, assignment or conveyance of the Intellectual Property Technology and the JV Transaction, collectively, the "Transfer Agreements");

         E. Armenta was at the time of the JV Transaction, and remains so as of the date hereof, the Manager of EOCG Media and the president and chief executive officer of EOCG and Holt was at the time of the JV Transaction, and remains so as of the date hereof, the president and chief executive officer of Assignee;

         F. The Parties are in disagreement as to whether various of the Parties and/or their employees and officers are in compliance with their obligations under the Transfer Agreements or otherwise to various of the Parties; and

         G. The parties now desire to enter into this Agreement to transfer and reassign all of Assignors' right, title and interest in the Intellectual Property Technology to Assignee with certain grant backs as provided below, and, considering the complexity of the issues involved with respect to the matters related to the JV Transaction and the Transfer Agreements, the parties hereto wish to avoid the burdens, expense, and uncertainties of potential litigation and to compromise, settle, and resolve any and all claims or causes of action as between and among themselves as provided in this Agreement without any admission of liability by any party to any other person or entity.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, represent, warrant, and covenant as follows:

1.   TRANSFER OF ASSETS.
     -------------------

     1.1 The Intellectual Property Technology. The Intellectual Property Technology which is the subject of this Agreement shall include all of Assignors' right, title and interest in any and all technology and intellectual property transferred by, or acquired from, Assignee, and/or its affiliates, directors, officers, employees, agents, or representatives, in any manner whatsoever, including pursuant to the Transfer Agreements or otherwise, and including without limitation all copyrights, trade secrets, patents, trademarks, moral rights, confidential information, proprietary information or property, and further including without limitation Videolocity's Digital Entertainment System (DESTM) and related services, trade secrets, patents, copyrights and other intellectual property rights, including High Speed Internet Access together with digital streaming video technology, and Videolocity's license agreements and agreements for Video-On Demand programming for the DESTM, including digital movie titles, other content and entertainment (including music and gaming content), and including without limitation any derivative works therefrom, improvements thereon or inventions related thereto, or based thereon or claiming priority therefrom, in any manner or form, and including the goodwill associated in any manner therewith, and including any notes, documents, reports or other materials that contain all or any portion of the above-described items in any form or media (collectively, the "Intellectual Property Technology").

     1.2 Transfer. Subject to the terms and conditions herein, each Assignor hereby jointly and severally transfers, sells, assigns and conveys to Assignee, free and clear of any lien, pledge, hypothecation, encumbrance, claim, charge or security interest of any kind or nature, all of each Assignor's entire right, title and interest in, to and under the Intellectual Property Technology, including without limitation the goodwill associated therewith.

     1.3 Disclaimer of Interest in Intellectual Property Technology. Each Assignor on his or its own behalf and on behalf of each of his or its heirs, successors and assigns hereby jointly and severally relinquishes all rights in, to and under the Intellectual Property Technology and disclaims any interest therein, including without limitation any ownership, title, license, sublicense, lease, or other right in, to or under the Intellectual Property Technology except as provided herein. None of Assignee, Holt, Osorio or Assignors shall, and do not hereby, assume or otherwise become responsible for any liabilities, obligations or expenses of the other relating to the other party's use or ownership of the Intellectual Property Technology during that other party's respective ownership periods.

     1.4 Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall occur on October 10, 2006, or such later date as the parties mutually agree (the "Closing Date").

2. CONSIDERATION. In consideration for the agreements contained herein, the Parties hereby agree to the following:

     2.1 Payment. Assignee shall pay to Assignors One Hundred Fifty Thousand United States Dollars (US$150,000) at Closing in immediately available funds by wire transfer to EOCG's account set forth on Schedule 2.1 hereto. If such funds are not received in EOCG's account set forth on Schedule 2.1 by the close of business on the Closing Date, this Agreement shall be deemed void ab initio.

     2.2 Exclusive License. Assignee hereby grants to Assignors an Exclusive license within the Exclusive License Territories of: Anguilla, Antigua, Aruba, Cayman Islands, Dominican Republic, Netherlands Antilles, St. Martin (French
Side), St. Barthelemy, St. Kitts and Nevis, and Trinidad and Tobago; provided, however, that the Exclusive License shall be for a term of five (5) years from the date hereof and provided further, however, that, with respect to an Exclusive Licensed Territory in which Assignor does not secure an agreement to provide the Intellectual Property Technology to an end-user within the Exclusive Licensed Territory, the term of the Exclusive License for that Exclusive Licensed Territory Assignee shall terminate two (2) years from the date hereof.

                  2.2.1 In the event (i) Assignee is entering into an agreement to provide the Intellectual Property Technology to an end-user outside the Exclusive License Territories and (ii) such end-user has the ability to require an affiliated end-user within the Exclusive Licensed Territories to utilize the same Intellectual Property Technology product, Assignee shall so notify Assignors in which event Assignors shall have sixty (60) days in which to enter into an agreement with such affiliated end-user within the Exclusive Licensed Territories for provision of the Intellectual Property Technology product. If Assignors are unable to complete an agreement with such affiliated end-user within the Exclusive Licensed Territories, then Assignee shall have the right to do so.

     2.3 Nonexclusive License. Assignee hereby grants to Assignors a worldwide nonexclusive license in, to and under the Intellectual Property Technology, subordinate to the Exclusive License granted herein in certain territories, until the date the rights in the last of the Intellectual Property Technology subject to this Agreement expire.

     2.4 Royalty. In the event that an Assignor uses a Videolocity product that is covered by the Intellectual Property Technology licensed hereunder, such Assignor agrees to pay Assignee a royalty calculated on a per unit, lump sum or other mutually agreeable basis at a mutually agreed upon royalty rate not to exceed the then-usual and customary per-unit royalty rate applicable to such products at that time.

     2.5 Assignee's Obligations.
         -----------------------

         2.5.1 Assignee shall perform all acts necessary to preserve all rights, and keep the licensed Intellectual Property Technology in force, in all licensed territories at all times, including payment of all fees and annuities and filing for protection as allowed by the respective jurisdictions under their respective laws.

         2.5.2 Assignee will take no action, or fail to take action where otherwise required, with respect to any of the Intellectual Property Technology in such a manner as would destroy the value of the licensed Intellectual Property or otherwise place the licensed Intellectual Property into the public domain in any jurisdiction.

         2.5.3 Assignee will take no action, or fail to take action where otherwise required, with respect to any of the Intellectual Property Technology in such a manner as would materially impair Assignors rights under the Licenses granted herein, other than to grant additional nonexclusive licenses outside the Exclusive License Territories based upon commercially reasonable Arms Length Negotiations.

         2.5.4 In the event that Assignee elects to not maintain any such Intellectual Property Technology in force, or to make filings needed to maintain or preserve rights in any jurisdiction, Assignee will give Assignor prompt written notice of such election at least sixty (60) days prior to the applicable deadline by which an action to maintain or preserve rights must be taken and which, if not taken, would result in a loss of rights in such jurisdiction. Upon such notice, ownership of such licensed Intellectual Property at issue will automatically revert back to Assignors without further action by the parties or compensation from any Assignor. Assignee hereby agrees that in the event of such reversion in ownership, Assignee will promptly execute any and all documents provided by an Assignor at such Assignor's expense, as would be necessary to evidence such ownership change. Nothing herein shall obligate any Assignor to maintain such Intellectual Property Technology in force or make such filings in any jurisdiction following such reversion in ownership.

3.       MUTUAL RELEASE.

         3.1 Assignee's Release. Each of Assignee, Holt and Osorio hereby, knowingly and voluntarily, forever releases and discharges each Assignor and Armenta and their respective affiliates, agents, representatives, managers, members, stockholders, officers, employees, attorneys, heirs, executors, successors and assigns, past and present, (collectively, the "Assignor Released Parties"), of and from any and all past, present or future claims, disputes, losses, demands, actions, causes of action, damages, declaratory relief, compensation, costs, fees, expenses, contracts, covenants, obligations, debts, indemnities and liabilities of every kind and nature whatsoever (collectively, "Claims"), presently known or unknown, that any of Assignee, Holt and Osorio may now or in the future claim, assert or have, whether in tort, contract, law, equity, statute or otherwise, against the Assignor Released Parties based on any events or facts that have occurred up to and through the date hereof.

         3.2 Assignors' Release. Each Assignor and Armenta, jointly and severally with each other Assignor and Armenta, hereby, knowingly and voluntarily, forever releases and discharges Assignee, Holt, Osorio and their respective affiliates, agents, representatives, managers, members, stockholders, officers, employees, attorneys, heirs, executors, successors and assigns, past and present, (collectively, the "Assignee Released Parties"), of and from any and all Claims, presently known or unknown, that any Assignor or Armenta may now or in the future claim, assert or have, whether in tort, contract, law, equity or otherwise, against the Assignee Released Parties based on any events or facts that have occurred up to and through the date hereof.

         3.3 Unknown Claims. The parties understand that the nature, amount, and extent of the actual or potential claims in the matters being released may not be known at the date hereof, and that additional or different facts than now known, suspected, or believed to be true may be discovered, or that present Claims may have been underestimated in amount. Nevertheless, the parties assume the risk of such unknown, unsuspected, and unanticipated claims in the matters being released, and intend to forever and fully discharge and release the parties from, and to irrevocably waive, all such claims, actions, causes of action, liabilities, injuries and damages, even if hereafter discovered or brought to the attention of any of the parties.

4.       MISCELLANEOUS.

         4.1 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and any prior agreements, promises, inducements, negotiations, or representations, not expressly set forth herein, are void and of no force or effect.

         4.2 Construction. The headings in this Agreement are for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any of its provisions. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may reasonably require.

         4.3 Authority of Signatories. The parties covenant that they possess the necessary capacity and authority to sign and enter into this Agreement, each on his or its own behalf and on behalf of any party whose rights it may effect. No party has previously assigned or encumbered their rights with respect to any of the rights described in this Agreement.

         4.4 Binding Effect. The provisions of this Agreement and the releases set forth herein will be binding upon and inure to the benefit of the heirs, children, executors, administrators, personal representatives, successors in interest, assigns, officers, directors, representatives, agents, members, managers, limited partners, subsidiaries, shareholders, stockholders, attorneys, member companies and employees of the parties.

         4.5 Further Documents. The parties agree to execute and deliver such other additional documents or instruments as may be required to effectuate each of the terms of this Agreement.

         4.6 No Modification. This Agreement may not be altered, amended or modified in any respect except by written instrument, duly executed by all of the parties hereto. All earlier understandings, oral agreements and writings with respect to the subject matter hereof are expressly superseded hereby and are of no further force or effect. Any waiver of any condition or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         4.7 Governing Law; Jurisdiction. This Agreement, and any and all rights and duties set forth in it, including matters of construction, validity and performance, shall be interpreted, enforced and governed by the laws of the State of Utah, without reference to its conflicts of law provisions. Any action arising out of this Agreement shall be filed exclusively, and each party hereto submits to such jurisdiction, in the state and federal courts sitting in the County of Salt Lake, State of Utah.

         4.8 Attorneys' Fees. Each party to this Agreement shall bear its own costs and expenses, including attorneys' fees, incurred in connection with the preparation and negotiation of this Agreement. In any action arising out of this Agreement, the losing party shall be required to pay the prevailing party's costs, including reasonable attorneys' fees and court costs. Any party breaching this Agreement shall be liable to the others for attorneys' fees and court costs in enforcing this Agreement.

         4.9 Status of Parties. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between Assignee and Assignors. Neither of Assignee or Assignors will have the power to control the activities and operations of the other. Neither of Assignee or Assignors will hold itself out as having any authority or relationship with the other in contravention of this Agreement, and neither party will act on behalf of the other or enter into any contract, warranty or representation as to any other matter on behalf of the other.

         4.10 Counterparts and Facsimile Signatures. For the convenience of the parties, the parties agree that this Agreement may be signed in counterpart and when all signatures are attached to this Agreement, it shall be binding as though they each originally signed the same signature page. Further, the parties agree to accept signatures by facsimile that is transmitted from the facsimile machine.

         4.11 Severability. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the rest of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4.12 Arms' Length Negotiations. This Agreement and its terms and conditions were determined in arms' length negotiations between the parties hereto and the same represents a final, mutually agreeable compromise. Each of the parties to the Agreement has been represented by an attorney and has carefully read and understands its terms and conditions. The attorneys and advisors for each of the parties hereto have had a full and fair opportunity to review the facts and all provisions and no party has relied upon any representations or advice of any other of the parties or any attorney not its own.

4.13 Non-Disparagement. Each of Assignee, Holt and Osorio agrees not to in any manner disparage any of the Assignors, Armenta or their respective affiliates, agents, representatives, managers, members, stockholders, officers, employees and each of the Assignors and Armenta agrees not to in any manner disparage any of Assignee, Holt, Osorio or their respective affiliates, agents, representatives, managers, members, stockholders, officers, employees.



                            [Signature page follows]

THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT THEY HAVE RECEIVED THE ADVICE OF THEIR ATTORNEY AND HAVE READ THIS AGREEMENT AND FULLY UNDERSTAND AND HEREBY AGREE TO THE TERMS AND CONDITIONS CONTAINED HEREIN.

         Executed this 7th day of October, 2006

ASSIGNEE:


VIDEOLOCITY INTERNATIONAL, INC.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:


HOLT


-----------------------------------------------------
Robert Holt


OSORIO


-----------------------------------------------------
Daniel Osorio







ASSIGNORS:


EOCG

E. OLIVER CAPITAL GROUP, LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:


EOCG MEDIA

EOCG MEDIA, LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:


EOCG MEDIA LTD.

EOCG MEDIA LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:


ARMENTA


-----------------------------------------------------
Gilbert R. Armenta

STATE OF ____________________________ )
                                      ) : ss.
COUNTY OF ____________________________)


         On October 7, 2006, before me personally appeared Robert Holt, for and on behalf of Videolocity International, Inc., known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.



                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:





STATE OF ____________________________ )
                                      ) : ss.
COUNTY OF ____________________________)


         On October 7, 2006, before me personally appeared Robert Holt, individually, known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.




                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:

STATE OF ____________________________ )
                                      ) : ss.
COUNTY OF ____________________________)


         On October 7, 2006, before me personally appeared Daniel Osorio, individually, known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.




                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:

STATE OF FLORIDA  )
                  ) : ss.
COUNTY OF BROWARD )

         On October , 2006, before me personally appeared Gilbert R. Armenta, for and on behalf of E. Oliver Capital Group, LLC, known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.




                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:


STATE OF FLORIDA  )
                  ) : ss.
COUNTY OF BROWARD )


         On October 7, 2006, before me personally appeared Gilbert R. Armenta, for and on behalf of EOCG Media, LLC, known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.





                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:

STATE OF FLORIDA  )
                  ) : ss.
COUNTY OF BROWARD )


         On October 7, 2006, before me personally appeared Gilbert R. Armenta, for and on behalf of EOCG Media, Ltd., known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.



                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------

My Commission Expires:





STATE OF FLORIDA  )
                  ) : ss.
COUNTY OF BROWARD )


         On October 7, 2006, before me personally appeared Gilbert R. Armenta, individually, known to be to be the person described and who signed the foregoing instrument in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that he executed the same as his free act and deed and for the purposes set forth therein.





                                  ----------------------------------------------
                                  NOTARY PUBLIC

                                  Residing at
                                             -----------------------------------
My Commission Expires:

                                  Schedule 2.1


                           E OLIVER CAPITAL GROUP LLC
                               Wiring Instructions